Exhibit 10.86

ADDITIONAL SECOND MEZZANINE LOAN NOTE

$31,224,130.67	New York, New York
As of May 1, 2007

FOR VALUE RECEIVED, 415 GREENWICH MEZZANINE OWNER LLC, a Delaware limited liability company, as maker, having its principal place of business at 155 East 55th Street, Suite 6D, New York, New York 10022 (“Borrower”), hereby unconditionally promises to pay to the order of KBS TRIBECA SUMMIT, LLC, a Delaware limited liability company, as lender, having an address at c/o KBS Capital Advisors LLC, 620 Newport Center Drive, Suite 1300, Newport Beach, California 92660 (“Lender”), or at such other place, as the holder hereof may from time to time designate in writing, the principal sum of THIRTY-ONE MILLION TWO HUNDRED TWENTY-FOUR THOUSAND ONE HUNDRED THIRTY AND 67/100 DOLLARS ($31,224,130.67), or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from the date of this Additional Second Mezzanine Loan Note (this “Additional Note”) at the rate of twenty-five percent (25%) per annum, and to be paid in accordance with the terms of this Additional Note and that certain Second Mezzanine Loan Agreement, dated February 28, 2006, between Borrower and Lender, as amended by that certain First Amendment to Second Mezzanine Loan Agreement, dated as of February 28, 2006, as further amended by that certain Second Amendment to Second Mezzanine Loan Agreement, dated as of July 18, 2006, as further amended by that certain letter agreement dated December 28, 2006, by and among Borrower, AIG Mortgage Capital LLC, a Delaware limited liability company (as subsequently assigned to Lender), Guarantor, First Mezzanine Borrower, First Mezzanine Lender, Mortgage Borrower and Mortgage Lender, as further amended by that certain letter agreement dated March 28, 2007, and as further amended by that certain letter loan modification agreement (the “Letter Loan Modification Agreement”), dated as of even date herewith (as the same has been, and may hereafter be, amended, modified, restated, renewed or replaced, the “Loan Agreement”). References in the Loan Agreement to the Note (as defined in the Loan Agreement) shall refer to both this Additional Note and the Note. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement, as amended by the Letter Loan Modification Agreement.

ARTICLE 1: PAYMENT TERMS

Borrower agrees to pay the principal sum of this Additional Note and interest on the unpaid principal sum of this Additional Note from time to time outstanding at the rates and at the times and in the manner specified in Article II of the Loan Agreement, and the outstanding balance of the principal sum of this Additional Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date. Borrower agrees to make payments of Additional Interest in the amounts and at times and in the manner specified in Section 4.2 of the Letter Loan Modification Agreement.

ARTICLE 2: DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Additional Note is not paid (beyond the expiration of any applicable grace or cure periods) in accordance with the terms of the Loan Agreement.

ARTICLE 3: LOAN DOCUMENTS

This Additional Note is secured by the Pledge Agreement and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement (including, without limitation, Section 10.25 and Section 10.29 thereof), the Pledge Agreement and the other Loan Documents are hereby made part of this Additional Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Additional Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4: SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

ARTICLE 5: NO ORAL CHANGE

This Additional Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6: WAIVERS

Except as otherwise set forth in the Loan Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt (collectively, “Obligor”), to the extent permitted by law, do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Additional Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Additional Note, the Loan Agreement or the other Loan Documents made by written agreement between Lender or any Obligor shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any Obligor under this Additional Note, the Loan Agreement or the other Loan Documents, except as set forth in such written agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Additional Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability. Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement, the Pledge Agreement or any other Loan Document.

ARTICLE 7: TRANSFER

Upon the transfer of this Additional Note in accordance with the terms of the Loan Agreement, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter other than those arising out of matters which occur prior to the date of such transfer, unless expressly assumed by the transferee; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8: PREPAYMENT

The principal balance of this Additional Note may not be prepaid in whole or in part except as otherwise expressly permitted in Section 4.4B of the Letter Loan Modification Agreement.

ARTICLE 9: GOVERNING LAW

(A) THIS ADDITIONAL NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS ADDITIONAL NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS ADDITIONAL NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND, BY ITS ACCEPTANCE HEREOF, LENDER, EACH HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ADDITIONAL NOTE AND THIS ADDITIONAL NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS ADDITIONAL NOTE MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER AND LENDER EACH WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER AND LENDER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

STROOCK & STROOCK & LAVAN LLP

180 MAIDEN LANE

NEW YORK, NEW YORK 10038

ATTN: KAREN SCANNA, ESQ.

TEL: 212-806-6010

FAX: 212-806-6006

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

ARTICLE 10: NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

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IN WITNESS WHEREOF, Borrower has duly executed this Additional Note as of the day and year first above written.

BORROWER:

415 GREENWICH MEZZANINE OWNER LLC, a Delaware limited liability company

By:	/s/ Joel Silver
Joel Silver Managing Member

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